SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2012

MUSTANG GEOTHERMAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 000-50191	98-0201259 (I.R.S. Employer Identification Number)

10580 N. McCarran Blvd., Building 115 – 208

Reno, NV 89503

(Address of Principal Executive Offices and Zip Code)

(775) 747-0667

(Issuer's telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)(3) On February 24, 2012, the registrant filed Form 8-K notifying the Commission of the resignations of Director Brian Cole and Director and Chief Financial Officer and Principal Accounting Officer Kevin Pikero. Coincident with the filing of this Form 8-K on February 24, 2012, the registrant provided to Mr. Cole and Mr. Pikero copies of the disclosures it made in the February 24, 2012 Form 8-K. Further, the registrant informed Mr. Cole or Mr. Pikero that they should address a letter to the registrant stating whether they agreed with the statements made by the registrant in response in the Form 8-K and, if not, stating the respects in which they did not agree. The registrant received letters from Mr. Cole and Mr. Pikero on February 27, 2012 and files them herewith.

Item 9.01 Financial Statements and Exhibits.

Listed below are exhibits filed as a part of this report:

EX-17.1 Letter of Brian Cole dated February 24, 2012

EX-17.2 Letter of Kevin Pikero dated February 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSTANG GEOTHERMAL CORP. (Registrant)

Date February 28, 2012

By /s/ Richard Bachman

Richard Bachman, PRESIDENT

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